SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2001

                               DELUXE CORPORATION
             (Exact name of registrant as specified in its charter)

          Minnesota                        1-7945                41-0216800
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
          of incorporation)             File Number)         Identification No.)

       3680 Victoria Street, North
           St. Paul, Minnesota                      55126-2966
       ---------------------------             --------------------
(Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (651)483-7111
                                                           -------------


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Item 4.   Changes in Registrant's Certifying Accountants.

         On March 16, 2001, DELUXE CORPORATION (the "Company") determined not to re-engage its independent auditors, Deloitte & Touche LLP ("Deloitte") and appointed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its new independent auditors for the fiscal year ending December 31, 2001. This determination followed the Company's decision to seek competitive bids from independent accounting firms, including Deloitte, with respect to the engagement of independent accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2001. The decision not to re-engage Deloitte and to engage PricewaterhouseCoopers was approved by the unanimous vote of the Company's Board of Directors upon the recommendation of its Audit Committee. The shareholders of the Company will be asked to ratify the appointment of PricewaterhouseCoopers at the Company's Annual Meeting to be held on May 8, 2001.

         The reports of Deloitte on the consolidated financial statements of the Company for its fiscal years ended December 31, 2000 and December 31, 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period through March 16, 2001, (i) there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports (a "Disagreement") and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (a "Reportable Event").

         The Company has not, during the Company's two most recent fiscal years or the subsequent interim period through March 16, 2001, consulted with PricewaterhouseCoopers regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that PricewaterhouseCoopers concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a Disagreement with Deloitte or a Reportable Event.

         The Company has furnished Deloitte with a copy of this Form 8-K and has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Deloitte's letter to the Commission, dated March 21, 2001, is filed as
Exhibit 16.1 to this current report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 21, 2001.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  March 21, 2001

                                               DELUXE CORPORATION


                                               By: /s/ Anthony C. Scarfone
                                                   -----------------------------
                                                   Anthony C. Scarfone
                                                   Senior Vice President,
                                                   General Counsel and Secretary











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                                  EXHIBIT INDEX


16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 21, 2001.














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